 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

______________________________________________

Date of Report (Date of Earliest Event Reported): March 21, 2012

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	1-34940 (Commission File Number)	56-1311233 (I.R.S. Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (336) 272-1338

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e): On March 21, 2012, the Board of Directors of The Fresh Market, Inc. (the “Company”) adopted The Fresh Market, Inc. 2012 Annual Incentive Compensation Program for Select Executives (the “2012 Program”) in which the Company’s principal executive officer, principal financial officer, and other named executive officers participate, and which is briefly described below.

The 2012 Program awards cash bonuses to participants based upon the Company’s achievement of specified performance goals in fiscal year 2012. Under the 2012 Program, a maximum amount is established for each named executive officer equal to a percentage of the Company’s operating income, and the Compensation Committee of the Board of Directors of the Company is granted discretion to reduce such amounts based on the facts and circumstances as determined by the Compensation Committee, including the same financial metrics used in determining bonuses for other employees of the Company. Such metrics include the Company’s operating income on an excluded items basis, the Company’s total sales, and the Company’s achievement of a threshold level of return on invested capital.

Awards under the 2012 Program are subject to the Company’s Compensation Recoupment Policy, described in Item 8.01 of this Form 8-K, and the Company’s 2010 Omnibus Incentive Compensation Plan.

The foregoing summary is qualified in its entirety by reference to the 2012 Program, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.08 Shareholder Director Nominations

At its meeting on March 21, 2012, the Board of Directors of the Company approved June 6, 2012 as the date for the Company's 2012 Annual Meeting of Stockholders (the “Annual Meeting”). April 13, 2012 is the record date for stockholders entitled to notice of and to vote at the Annual Meeting. Because the Annual Meeting will be held more than 30 days from the date of the Company's 2011 Annual Meeting of Stockholders, the deadline for submitting any qualified stockholder proposal under the rules of the Securities and Exchange Commission is a reasonable time before the Company begins to print and send its proxy materials. Because the Company currently intends to print and send its proxy materials beginning on or about April 30, 2012, such nominations or proposals are now due to the Company no later than April 10, 2012.

Item 8.01 Other Events

On March 21, 2012, effective immediately, the Board of Directors of the Company adopted (i) amended Corporate Governance Guidelines; (ii) an amended Audit Committee Charter; (iii) an amended Compensation Committee Charter; (iv) an amended Nominating and Corporate Governance Committee Charter; (v) The Fresh Market, Inc. Compensation Recoupment Policy (the “Recoupment Policy”); and (vi) Common Stock Ownership and Retention Guidelines for Directors and Executive Officers of The Fresh Market, Inc. (the “Stock Retention Guidelines”), each of which is briefly described below.

The amended Corporate Governance Guidelines remove references to the Company’s prior status as a controlled company as defined by the rules of The NASDAQ Stock Market LLC, and establish that no director or nominee, other than the Company’s founder, may stand for re-election or election to the Board of Directors after his or her seventieth (70th) birthday, as well as other non-material changes.

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The amended Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter remove references to the Company’s prior status as a controlled company as defined by the rules of The NASDAQ Stock Market LLC, as well as other non-material changes.

The Recoupment Policy requires that, in the event of a restatement of the Company’s financial statements due to material non-compliance with U.S. securities laws, rules or regulations: (i) all employees holding the title of Vice President or above will reimburse the Company for all performance-based compensation received and all gains realized on the exercise, settlement or sale of performance-based equity awards by such employees; and (ii) all outstanding performance-based equity awards (whether vested or unvested) held by such employees will be canceled. The foregoing applies, however, only to the extent that such compensation or awards exceed those that would have been received or vested if the restated financial results had been used to determine whether such awards should have been received or vested. The members of the Board of Directors who have been determined by the Board of Directors to be independent under the rules of The NASDAQ Stock Market LLC shall be responsible for enforcing the Recoupment Policy and may, to the extent not prohibited by applicable law, exercise discretion as to the enforcement of such Policy.

The Stock Retention Guidelines provide that non-employee directors are expected, over time, to acquire and hold shares of the Company’s common stock equal in value to at least five times the annual cash retainer for non-employee directors, and executive officers of the Company are expected, over time, to acquire and hold shares of the Company’s common stock equal in value to at least a multiple of their base salaries, as follows:

Chief Executive Officer	6X base salary
Chief Operating Officer	3X base salary
Chief Financial Officer	3X base salary
SVPs	2X base salary

Directors and executive officers are not required to purchase stock to meet this requirement; however, until they satisfy the ownership requirement, each director or executive officer will be required to hold a specified percentage of the shares of stock received (as applicable) upon lapse of restrictions upon restricted stock, settlement of restricted stock units, vesting of performance shares, and exercise of stock options (net of any shares utilized to pay for the exercise price of the option and tax withholding). The specified percentage described above is: (i) for directors, 100%; (ii) for the Chief Executive Officer, 75%; and (iii) for all other executive officers, 50%.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

10.1	The Fresh Market, Inc. 2012 Annual Incentive Compensation Program for Select Executives

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: March 27, 2012	By:	/s/ Lisa K. Klinger
		Name	Lisa K. Klinger
		Title:	Executive Vice President and CFO

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EXHIBIT INDEX

Exhibit No.	Description
10.1	The Fresh Market, Inc. 2012 Annual Incentive Compensation Program for Select Executives

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